UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 17, 2005
Cintel Corp.
(Exact name of registrant as specified in its charter)

Nevada (State or Other Jurisdiction of Incorporation)	333-100046 (Commission File Number)	52-2360156 (I.R.S. Employer Identification Number)

9900 Corporate Campus Drive, Suite 3,000, Louisville, KY 40223
(Address of principal executive offices) (zip code)

(502) 657-6077
(Registrant's telephone number, including area code)

Copies to:
Gregory Sichenzia, Esq.
Sichenzia Ross Friedman Ference LLP
1065 Avenue of the Americas
New York, New York 10018
Phone: (212) 930-9700
Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On November 17, 2005, Cintel Corp. (the “Company”) entered into securities purchase agreements with ten accredited investors for the sale of an aggregate of $2,161,334 principal amount convertible notes (the “Convertible Notes”). The Convertible Notes do not bear interest and, unless converted into shares of the Company’s common stock, are due and payable on May 17, 2007. The Convertible Notes are convertible into the Company’s common stock at any time after issuance at a conversion price of $0.14 per share. If at any time the Company determines to file a registration statement under the Securities Act of 1933, as amended (the “Securities Act”), other than on Form S-4 or S-8, the Company must provide written notice of such determination to the holders of the Convertible Notes. If within 15 days after such notice the holders so request in writing, the Company must include the shares of common stock issuable upon conversion of the Convertible Notes in such registration statement. The sale of the Convertible Notes was exempt from registration requirements pursuant to Section 4(2) of the Securities Act and Rule 506 promulgated thereunder.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

See Item 1.01 above.

Item 3.02 Unregistered Sales of Equity Securities.

See Item 1.01 above.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

Exhibit Number	Description
4.1	Securities Purchase Agreement dated November 17, 2005 by and among Cintel Corp. and Meung Jun Lee
4.2	Convertible Note in the principal amount of $9,640 issued to Meung Jun Lee
4.3	Securities Purchase Agreement dated November 17, 2005 by and among Cintel Corp. and Jin Yong Kim
4.4	Convertible Note in the principal amount of $28,930 issued to Jin Yong Kim
4.5	Securities Purchase Agreement dated November 17, 2005 by and among Cintel Corp. and Su Jung Jun
4.6	Convertible Note in the principal amount of $48,300 issued to Su Jung Jun
4.7	Securities Purchase Agreement dated November 17, 2005 by and among Cintel Corp. and Se Jung Oh
4.8	Convertible Note in the principal amount of $48,300 issued to Se Jung Oh
4.9	Securities Purchase Agreement dated November 17, 2005 by and among Cintel Corp. and Sun Kug Hwang
4.10	Convertible Note in the principal amount of $48,300 issued to Sun Kug Hwang
4.11	Securities Purchase Agreement dated November 17, 2005 by and among Cintel Corp. and Woo Young Moon
4.12	Convertible Note in the principal amount of $192,864 issued to Woo Young Moon
4.13	Securities Purchase Agreement dated November 17, 2005 by and among Cintel Corp. and Joo Chan Lee
4.14	Convertible Note in the principal amount of $336,000 issued to Joo Chan Lee
4.15	Securities Purchase Agreement dated November 17, 2005 by and among Cintel Corp. and Sang Ho Han
4.16	Convertible Note in the principal amount of $483,000 issued to Sang Ho Han
4.17	Securities Purchase Agreement dated November 17, 2005 by and among Cintel Corp. and Jun Ro Kim
4.18	Convertible Note in the principal amount of $483,000 issued to Jun Ro Kim
4.19	Securities Purchase Agreement dated November 17, 2005 by and among Cintel Corp. and Tai Bok Kim
4.20	Convertible Note in the principal amount of $483,000 issued to Tai Bok Kim

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cintel Corp.

Dated: November 21, 2005	By:	/s/ Sang Don Kim
Name: Sang Don Kim
Title: Chief Executive Officer